EXHIBIT 99.1

MARM 03-5 2A1

Balance     $157,000,000         Delay                    24     NWAC                 5.618
Coupon                 4.240     Dated             10/1/2003     WAM(1)                 360
Settle      10/31/2003           First Payment     11/25/2003    Target Reset Mar      1.75


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 59 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 59, THEN NWAC - 0.961,  ELSE NWAC - .181

                                  15 CPR            20 CPR            25 CPR            30 CPR            40 CPR
                100-24             3.927             3.881             3.828             3.768             3.623
                100-25             3.917             3.869             3.815             3.753             3.603
                100-26             3.906             3.857             3.801             3.737             3.584
                100-27             3.896             3.845             3.788             3.722             3.565
                100-28             3.886             3.834             3.775             3.707             3.545
                100-29             3.875             3.822             3.761             3.692             3.526
                100-30             3.865             3.810             3.748             3.677             3.507
                100-31             3.855             3.798             3.735             3.662             3.487
                101-00             3.844             3.787             3.721             3.647             3.468
                101-01             3.834             3.775             3.708             3.632             3.449
                101-02             3.823             3.763             3.695             3.617             3.429
                101-03             3.813             3.751             3.682             3.602             3.410
                101-04             3.803             3.740             3.668             3.587             3.391
                101-05             3.792             3.728             3.655             3.572             3.372
                101-06             3.782             3.716             3.642             3.557             3.352
                101-07             3.772             3.705             3.629             3.542             3.333
                101-08             3.761             3.693             3.615             3.527             3.314

 Spread @ Center Price               136               151               165               176               186
                   WAL              3.29              2.89            2.5300              2.22              1.71
              Mod Durn             2.980             2.630             2.320             2.050             1.600
      Principal Window         11/03 - 09/08     11/03 - 09/08     11/03 - 09/08     11/03 - 09/08     11/03 - 09/08

             LIBOR_6MO              1.18              1.18              1.18              1.18              1.18


                                  50 CPR            60 CPR            70 CPR            80 CPR
                100-24             3.427             3.169             2.848             2.647
                100-25             3.402             3.136             2.805             2.599
                100-26             3.377             3.103             2.763             2.551
                100-27             3.352             3.070             2.721             2.503
                100-28             3.327             3.038             2.679             2.455
                100-29             3.302             3.005             2.637             2.407
                100-30             3.277             2.972             2.595             2.359
                100-31             3.252             2.940             2.553             2.311
                101-00             3.227             2.907             2.511             2.263
                101-01             3.202             2.874             2.469             2.215
                101-02             3.177             2.842             2.427             2.167
                101-03             3.152             2.809             2.385             2.120
                101-04             3.127             2.777             2.343             2.072
                101-05             3.102             2.744             2.301             2.024
                101-06             3.077             2.712             2.259             1.977
                101-07             3.052             2.679             2.217             1.929
                101-08             3.027             2.647             2.176             1.881

 Spread @ Center Price               183               167               131               108
                   WAL              1.30              0.98              0.76              0.66
              Mod Durn             1.230             0.950             0.730             0.640
      Principal Window         11/03 - 02/08     11/03 - 02/07     11/03 - 04/06     11/03 - 12/05

             LIBOR_6MO              1.18              1.18              1.18              1.18

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.


MARM 03-5 4A2

Balance               $45,000,000    Delay         24             GWAC          5.491
Coupon                               Dated25       10/1/2003       WAM(1)       360
Settle                10/31/2003     First Payment 11/25/2003     Target Reset M1.75:

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 59 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 59, THEN NWAC - 0.998,  ELSE NWAC - .285

                                  15 CPR            20 CPR            25 CPR            30 CPR            40 CPR
                100-24             3.905             3.859             3.806             3.746             3.602
                100-25             3.895             3.847             3.793             3.731             3.583
                100-26             3.884             3.835             3.779             3.716             3.563
                100-27             3.874             3.823             3.766             3.701             3.544
                100-28             3.863             3.811             3.752             3.686             3.524
                100-29             3.853             3.799             3.739             3.670             3.505
                100-30             3.842             3.787             3.726             3.655             3.485
                100-31             3.831             3.775             3.712             3.640             3.466
                101-00             3.821             3.764             3.699             3.625             3.447
                101-01             3.810             3.752             3.685             3.610             3.427
                101-02             3.800             3.740             3.672             3.594             3.408
                101-03             3.789             3.728             3.658             3.579             3.388
                101-04             3.779             3.716             3.645             3.564             3.369
                101-05             3.768             3.704             3.632             3.549             3.350
                101-06             3.758             3.692             3.618             3.534             3.330
                101-07             3.747             3.681             3.605             3.519             3.311
                101-08             3.737             3.669             3.592             3.504             3.292

 Spread @ Center Price               136               151               165               175               185
                   WAL              3.24              2.85              2.50              2.20              1.70
              Mod Durn             2.930             2.600             2.300             2.030             1.590
Principal Window               11/03 - 08/08     11/03 - 08/08     11/03 - 08/08     11/03 - 08/08     11/03 - 08/08

             LIBOR_6MO              1.18              1.18              1.18              1.18              1.18


                                  50 CPR            60 CPR            70 CPR            80 CPR
                100-24             3.409             3.151             2.831             2.631
                100-25             3.384             3.118             2.789             2.583
                100-26             3.359             3.086             2.746             2.534
                100-27             3.334             3.053             2.704             2.486
                100-28             3.309             3.020             2.662             2.438
                100-29             3.284             2.987             2.620             2.390
                100-30             3.258             2.955             2.578             2.342
                100-31             3.233             2.922             2.536             2.294
                101-00             3.208             2.889             2.494             2.246
                101-01             3.183             2.857             2.451             2.198
                101-02             3.158             2.824             2.409             2.150
                101-03             3.133             2.791             2.367             2.103
                101-04             3.108             2.759             2.326             2.055
                101-05             3.083             2.726             2.284             2.007
                101-06             3.058             2.694             2.242             1.959
                101-07             3.033             2.661             2.200             1.912
                101-08             3.008             2.629             2.158             1.864

 Spread @ Center Price               182               165               129               106
                   WAL              1.29              0.98              0.75              0.66
              Mod Durn             1.230             0.940             0.730             0.640
      Principal Window         11/03 - 02/08     11/03 - 02/07     11/03 - 04/06     11/03 - 12/05

             LIBOR_6MO              1.18              1.18              1.18              1.18


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.